Exhibit 99.1

SLIDE PRESENTATION

February 3, 2001

ADVANTAGE MARKETING SYSTEMS, INC.
MAKE IT YOUR BUSINESS
AN AMERICAN STOCK EXCHANGE COMPANY
TRADING SYMBOL AMM

SLIDE 1:

WHO IS ADVANTAGE MARKETING SYSTEMS, INC.
INTERNATIONAL DIRECT MARKETER OF WELLNESS PRODUCTS
CURRENTLY:
 .UNITED STATES
 .CANADA

EXPANSION:
 .JAPAN
 .SOUTH AFRICA
 .UNITED KINGDOM/EUROPE
 .AUSTRALIA
 .PHILIPPINES

SLIDE 2:

AMS IS AMONG THE TOP 5!
NAMED AS NUMBER THREE OF THE TOP 50 PUBLICLY TRADED COMPANIES
HEADQUARTERED IN OKLAHOMA BY NORDBY INTERNATIONAL, INC.

SLIDE 3:

PAUL ZANE PILZER IS RECOGNIZED AS ONE OF THE TOP RESEARCHERS, TREND FORECASTERS AND NEW ECONOMY EXPERTS IN THE WORLD.

THIS MULTI-MILLIONAIRE SOFTWARE ENTEREPRENEUR:
 .RECEIVED HIS MBA AT AGE 22 AFTER THREE YEARS OF COLLEGE
 .EARNED HIS FIRST  $1 MILLION AT AGE 26
 .EARNED HIS FIRST $10 MILLION AT AGE 30
 .HAS AUTHORED THREE INTERNATIONALLY BEST-SELLING BOOKS
 .WAS AN APPOINTED ECONOMIC ADVISOR IN TWO PRESIDENTIAL ADMINISTRATIONS .WAS CITIBANK'S YOUNGEST VICE PRESIDENT

SLIDE 4:

MR. PILZER HAS MADE NUMEROUS VALID POINTS AS TO WHY HE IS PREDICTING THE "WELLNESS INDUSTRY" WILL BE THE NEXT TRILLION-DOLLAR INDUSTRY.

 .OVER 50% OF THE U.S. POPULATION IS OVERWEIGHT.
 .BABY BOOMERS ARE GETTING OLDER AND WANT TO FEEL AS STRONG AND HEALTHY AS THEY DID WHEN THEY WERE YOUNG.
 .MOST MEDICAL PROBLEMS TODAY ARE A DIRECT RESULT OF STRESS OR A VITAMIN OR MINERAL DEFICIENCY IN OUR DIETS.
 .THE WELLNESS INDUSTRY IS VERY NEW AND HAS ONLY IN THE LAST ONE OR TWO DECADES BEGAN TO OFFER CONSUMERS PRODUCTS.
 .THE WELLNESS INDUSTRY HAS ONLY IN THE LAST FEW MONTHS STARTED TO REACH THE POINT WHERE PEOPLE REALIZE THE PRODUCTS ARE WORKING.

SLIDE 5:

WHERE IS THE GREATEST OPPORTUNITY WITHIN THIS WELLNESS BUSINESS?

 .THE GREATEST OPPORTUNITY IN ALL PRODUCTS OF NEW TECHNOLOGY TRADITIONALLY AND IN THE FUTURE IS IN THE DISTRIBUTION OF
 THOSE PRODUCTS.
 .WITH NEW TECHNOLOGY, THE PRESS ALWAYS FOCUSES ON THE INVENTION, BUT THE REAL MONEY IS MADE BY THE PEOPLE WHO CARRY THAT INVENTION FROM THE LABORATORY TO THE CONSUMER AND MAKE AN IMPACT ON THAT CONSUMER'S LIFE.

SLIDE 6:

ADVANTAGE:  PROVEN GROWTH STRATEGY

 .70% GROWTH FROM INTERNALLY-GENERATED GROWTH OF DISTRIBUTOR BASE
 BY OFFERING THE HIGHEST QUALITY PRODUCTS, AN ATTRACTIVE
 COMPENSATION PLAN EMPHASIZING RESIDUAL INCOME, CORPORATE
 FINANCIAL STABILITY AND THE OPPORTUNITY TO OWN STOCK IN THE
 COMPANY
 .30% FROM STRATEGIC ACQUISITIONS THAT MAKE MARKETING, OPERATIONAL AND ECONOMIC SENSE

SLIDE 7:

ADVANTAGE: RAPIDLY EXPANDING DISTRIBUTOR BASE

 .BAR GRAPH DEPICTING DISTRIBUTOR LEVELS FROM 1995 TO THE PRESENT. 1995 LESS THAN 10,000/1996 11,000/1997 20,000/1998 31,000/
 1999 60,000/CURRENT 80,000

SLIDE 8:

AMS DISTRIBUTOR STOCK POOL

OUR GOAL FOR JUNE 2001:

 .2,000 DISTRIBUTORS
 .1,000,000 SHARES
 .$150,000 MONTH
GOAL IS SHOWN AS MERCURY RISING IN A THERMOMETER.

CURRENT NUMBER OF PARTICIPANTS:  1,600

SLIDE 9:

DIRECT SELLING ASSOCIATION WORLDWIDE SALES
 .TOTAL FOR WORLDWIDE DIRECT SALES:  $83.625 BILLION
 .TOTAL FOR U.S. DIRECT SALES:  $23.171 BILLION

PERCENTAGE OF U.S. DIRECT SALES COMPARED TO ALL OTHER COUNTRIES
SHOWN AS A PIE GRAPH:
 .28% IN USA
 .72% IN ALL OTHER COUNTRIES

SLIDE 10:

POSITIONING FOR GLOBAL EXPANSION

EXPANDING COUNTRIES:
 .JAPAN
 .SOUTH AFRICA
 .UNITED KINGDOM/EUROPE
 .AUSTRALIA
 .PHILIPPINES

SLIDE 11:

PRESENT PRODUCT LINES:
 .NEWTRITION
 .CHAMBRE
 .LIFESCIENCE TECHNOLOGIES

SLIDE 12:

ADVANTAGE MARKETING SYSTEMS SALES AS PERCENTAGE OF TOTAL SALES
 .LST IS 23%
 .CHAMBRE IS 3%
 .NEWTRITION IS 74%

SLIDE 13:

AMS TOP TWO PRODUCTS:
 .AM-300
 .PRIME ONE

SLIDE 14:

AM-300
 .CONTAINS CHROMIUM PICOLINATE TO REGULATE AND CONTROL THE BODY'S
 SUGAR LEVEL AND ENHANCE PROTEIN ABSORPTION
 .SUPPRESSES APPETITE
 .INCREASES BODY TEMPERATURE TO BURN MORE CALORIES
 .PROVIDES ENERGY TO HELP BOOST METABOLISM

SLIDE 15:

PRIME ONE
 .80% OF ILLNESSES AND DISEASE ARE STRESS-RELATED
 .CONTAINS EXCLUSIVE ADAPTOGENIC FORMULA TO RELIEVE STRESS
 .IMPROVES ENERGY AND STAMINA
 .INCREASES BODY'S OWN SELF-REGULATORY DEFENSE SYSTEMS
 .REDUCES IRRITABILITY, MOODINESS, DEPRESSION AND ANXIETY
 .IMPROVES CONCENTRATION AND FOCUS

SLIDE 16:

ADVANTAGE:  RAPIDLY INCREASING SALES

BAR CHART DEPICTING SALES 1995 LESS THAN 5 MILLION/ 1996 6 MILLION/ 1997 10 MILLION/1998 12 MILLION/1999 21 MILLION/2000 33 MILLION/
2001 PROJECTED 60 MILLION

CERTAIN STATEMENTS MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED. CERTAIN, BUT NOT NECESSARILY ALL, OF SUCH FORWARD-LOOKING STATEMENTS CAN
BE IDENTIFIED BY THE USE OF SUCH WORDS AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR OTHER VARIATIONS
OR BY DISCUSSIONS OF STRATEGIES INVOLVING RISK AND UNCERTAINTIES. THE ACTUAL RESULTS OF THE COMPANY OR INDUSTRY RESULTS MAY BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS EXPRESSED OR
IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS.

SLIDE 17:


OUR PROGRESS
                            6/30/93         12/31/00 (UNAUDITED)
                            -------         --------

WORKING CAPITAL             ($588,000)      $ 3,590,000

TOTAL ASSETS                 $197,000       $11,520,000

SHAREHOLDERS' EQUITY        ($438,000)      $10,313,000

TOTAL SHARES OUTSTANDING    1,935,000         4,340,000

EXCHANGE                     OTC-PINK       AMERICAN STOCK
                             SHEETS         EXCHANGE


CERTAIN STATEMENTS MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED. CERTAIN, BUT NOT NECESSARILY ALL, OF SUCH FORWARD-LOOKING STATEMENTS CAN
BE IDENTIFIED BY THE USE OF SUCH WORDS AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR OTHER VARIATIONS
OR BY DISCUSSIONS OF STRATEGIES INVOLVING RISK AND UNCERTAINTIES. THE ACTUAL RESULTS OF THE COMPANY OR INDUSTRY RESULTS MAY BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS EXPRESSED OR
IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS.

SLIDE 18:

WHY YOU AND YOUR CLIENTS SHOULD OWN AMM TODAY!

 .WELLNESS INDUSTRY BEING PREDICTED AS NEXT TRILLION DOLLAR OPPORTUNITY

 .PROVEN GROWTH STRATEGY
 - GLOBAL EXPANSION
 - EXPANDING DISTRIBUTION
 - STRATEGIC ACQUISITIONS
 - INFOMERCIAL/E-COMMERCE
 .INCREASING REVENUES
 .TIMING AND EARNINGS GROWTH